UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 22, 1997

                           WORK RECOVERY, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware			                       	01-18695		         	86-0848910
(State or Other Juris-	   	(Commission File Number)  		(IRS Employer
diction of Incorporation)		                     		     	Identification No.)

2341 South Friebus Avenue, Suite 14, Tucson, Arizona      	85713
     (Address of Principal Executive Offices)	           (Zip Code)

                	(520) 322-6634
(Registrant's Telephone Number, Including Area Code)

              			Not Applicable
(Former Name or Former Address, if Changes Since Last Report)



ITEM 5	OTHER ITEMS DEEMED OF IMPORTANCE TO SHAREHOLDERS

See press release dated August 22, 1997; Exhibit-99.2


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WORK RECOVERY, INC.
                                   (Registrant)


                            				By  /s/ Dorcas R. Hardy
                                				Dorcas R. Hardy
                                				Chief Executive Officer
Date August 25, 1997